FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Annuity Account

Supplement Dated January 30, 2020

to Prospectus for

Individual Flexible Premium Deferred Variable Annuity Contract

(Dated May 1, 2019)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your Variable Annuity Contract (the “Contract”). Please read this Supplement carefully and retain it with your Prospectus for future reference.

The Board of Trustees of the BNY Mellon Variable Investment Fund has approved the termination and liquidation (the “Liquidation”) of the BNY Mellon Variable Investment Fund-International Equity Portfolio (the “Portfolio”), with the Liquidation anticipated to occur on or about April 30, 2020 (the “Liquidation Date”). As a result, the BNY Mellon Variable Investment Fund-International Equity Portfolio Subaccount under the Contract (the “International Equity Subaccount”), which invests in the Portfolio, will also be liquidated. The information below relates to the Liquidation and your Contract.

•	Before the Liquidation Date, at the discretion of the Portfolio’s investment adviser, the Portfolio's portfolio securities will be sold and the Portfolio will cease to pursue its investment objective and policies.

•	Owners may continue to allocate premium and transfer Accumulated Value to the International Equity Subaccount until the close of business on April 30, 2020. However, any order to allocate premiums and transfer Accumulated Value to the International Equity Subaccount received by Farm Bureau Life Insurance Company (the “Company”) after April 30, 2020 will be allocated to the subaccount that invests in the Federated Government Money Fund II Portfolio (the “Money Market Subaccount”).

•	On the Liquidation Date, any Accumulated Value an Owner has in the International Equity Subaccount will be automatically transferred from the International Equity Subaccount to the Money Market Subaccount.

•	Prior to the Liquidation Date, Owners are free to transfer their Accumulated Value in the International Equity Subaccount to any other Subaccount and the Declared Interest Option available under the Contract. From the date of this Supplement until the Liquidation Date, there will be no charge assessed for transfers made from the International Equity Subaccount. From the Liquidation Date until June 30, 2020, Owners can transfer their Accumulated Value in the Money Market Subaccount that had been automatically transferred from the International Equity Subaccount to any other Subaccount and the Declared Interest Option available under the Contract without a charge being assessed for such transfer. All such transfers will not count against the number of free transfers allowed each Contract Year. However, you may invest in only up to twelve Investment Options at any one time, including the Declared Interest Option.

Beginning at 3:00 p.m. central time on April 30, 2020, if your instructions for automatic asset rebalancing, dollar cost averaging, or automatic interest sweep transfers provide for the allocation of Accumulated Value to the International Equity Subaccount, such Accumulated Value will be allocated to the Money Market Subaccount. You may change your instructions for automatic asset rebalancing, dollar cost averaging, or automatic interest sweep transfers at any time by contacting our Home Office toll free at 1-800-247-4170.

For Owners who elected to participate in the asset allocation program, the Company will provide further information shortly. The Company will also provide further information as necessary about the International Equity Subaccount. For additional details regarding changes to the Portfolio, please refer to the Portfolio’s prospectus.

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If you have any questions about the closing and liquidation of the International Equity Subaccount, or if you wish to obtain a prospectus for the Portfolio or any other portfolio investment option available under the Contract, please do not hesitate to contact our Home Office toll free at 1-800-247-4170.